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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 5, 2004

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                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                        0-20853              04-3219960
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

  275 Technology Drive, Canonsburg, PA                             15317
(Address of Principal Executive Offices)                         (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

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Item 5. Other Events and Required FD Disclosure

      On August 5, 2004, ANSYS, Inc. issued a press release announcing a stock split in the form of a stock dividend. A copy of the press release is attached as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)

            Exhibits

            Exhibit
            Number         Description
            ------         ----------------------------------------------------
            99.1           Press Release of the Registrant dated August 5, 2004
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        ANSYS, INC.
                                                          (Registrant)


Date:  August 5, 2004
                                                 By: /s/ MARIA T. SHIELDS
                                                 -------------------------------
                                                     Maria T. Shields - Chief
                                                     Financial Officer, VP of
                                                     Finance and Administration
                                                     (Ms. Shields is the
                                                     Principal Financial and
                                                     Accounting Officer and
                                                     has been duly authorized
                                                     to sign on behalf of the
                                                     Registrant)